EXHIBIT 99.2
Allegheny Energy, Inc.
Revenues and Sales Volume Data
Second Quarter 2002
(In thousands, except for gWh and MCF data)

Three Months Ended	2002	2001	Variance
Revenues
Delivery and services
Regulated electric sales (Note 1)
Residential	$ 100,666	$ 91,336	10.2%
Commercial	63,445	56,013	13.3%
Industrial	89,477	81,943	9.2%
Municipals and street lighting (Note 4)	2,223	6,087	-63.5%
Regulated gas sales and services	36,298	37,889	-4.2%
Other (Note 2)	148,027	45,304	226.7%
Delivery and services	440,136	318,572	38.2%
Generation and marketing	1,886,882	2,621,802	-28.0%
Total	$ 2,327,018	$ 2,940,374	-20.9%

Delivery and services regulated electric sales (gigawatt-hours) (Note 3)
Residential	3,248	3,104	4.6%
Commercial	2,402	2,306	4.2%
Industrial	5,081	5,048	0.7%
Municipals and street lighting (Note 4)	28	347	-91.9%
Total	10,759	10,805	-0.4%

Delivery and services regulated gas sales (MCF 000s)	12,715	12,198	4.2%

Year-to-Date
Revenues
Delivery and services
Regulated electric sales (Note 1)
Residential	$ 212,653	$ 213,980	-0.6%
Commercial	121,626	112,415	8.2%
Industrial	168,026	159,895	5.1%
Municipals and street lighting (Note 4)	8,737	12,897	-32.3%
Regulated gas sales and services	128,724	147,233	-12.6%
Other (Note 2)	320,102	80,745	296.4%
Delivery and services	959,868	727,165	32.0%
Generation and marketing	3,635,327	3,906,585	-6.9%
Total	$ 4,595,195	$ 4,633,750	-0.8%

Delivery and services regulated electric sales (gigawatt-hours) (Note 3)
Residential	7,234	7,444	-2.8%
Commercial	4,812	4,716	2.0%
Industrial	9,974	9,887	0.9%
Municipals and street lighting (Note 4)	433	765	-43.4%
Total	22,453	22,812	-1.6%

Delivery and services regulated gas sales (MCF 000s)	34,445	36,099	-4.6%

Twelve Months Ended
Revenues
Delivery and services
Regulated electric sales (Note 1)
Residential	$ 410,794	$ 395,432	3.9%
Commercial	237,018	208,438	13.7%
Industrial	325,808	319,326	2.0%
Municipals and street lighting (Note 4)	21,244	22,585	-5.9%
Regulated gas sales and services	216,561	237,680	-8.9%
Other (Note 2)	506,974	180,875	180.3%
Delivery and services	1,718,399	1,364,336	26.0%
Generation and marketing	8,621,976	5,549,153	55.4%
Total	$ 10,340,375	$ 6,913,489	49.6%

Delivery and services regulated electric sales (gigawatt-hours) (Note 3)
Residential	14,241	14,431	-1.3%
Commercial	9,699	9,566	1.4%
Industrial	19,910	19,938	-0.1%
Municipals and street lighting (Note 4)	1,170	1,537	-23.9%
Total	45,020	45,472	-1.0%

Delivery and services regulated gas sales (MCF 000s)	62,169	59,959	3.7%

Note 1: Includes allocation of the elimination of the sale of energy to our regulated utilities to meet provider of last resort obligations.
Note 2: Includes transmission for others, electric non-kWh sales, and unregulated services.
Note 3: Excludes affiliated and bulk power transmission sales.
Note 4: Decrease due to energy delivered to municipal customers by PJM starting April 1, 2002 under temporary service agreements. These agreements were terminated in July 2002.

Allegheny Energy, Inc.
Comparison of Second Quarter and Year-to-Date June 2002 Earnings (Loss) per Share Data
(In dollars per share)

	Three Months Ended			Year-to-Date
	2002	2001	Variance	2002	2001	Variance
Earnings per share
Delivery and services (Note 1)	$0.258	$0.345	$(0.087)	$0.619	$0.852	$(0.233)
Generation and marketing (Note 2)	(0.515)	0.621	(1.136)	(0.066)	1.046	(1.112)
Cumulative effect of accounting change	0.000	0.000	0.000	(1.041)	(0.270)	(0.771)
Basic consolidated earnings (loss) per share	$(0.257)	$ 0.966	$(1.223)	$(0.488)	$1.628	$(2.116)

EPS Variance Reconciliation
Net revenues: (Note 3)
Delivery and services
Number of customers			$ 0.014			$ 0.030
Weather			0.038			(0.049)
Usage/cost of energy			(0.147)			(0.264)
Pennsylvania CTC true-up accrued			0.023			0.043
Unregulated services			0.018			0.049
Delivery and services			(0.054)			(0.191)
Generation and marketing (Note 2)			(0.858)			(0.715)
Net revenues			(0.912)			(0.906)

Operation expense:
Delivery and services			0.008			(0.082)
Generation and marketing			(0.208)			(0.249)
Operation expense			(0.200)			(0.331)

Other:
Depreciation and amortization			(0.002)			(0.062)
Taxes other than income taxes			0.028			(0.002)
Other income and expenses			(0.032)			0.059
Interest charges and preferred dividends			(0.028)			(0.056)
Minority interest			0.009			(0.002)
Issuance of shares			0.012			(0.049)
Change in effective income tax rate			(0.101)			0.013
All other			0.003			(0.009)
Other			(0.111)			(0.108)

Income before accounting change			(1.223)			(1.345)

Cumulative effect of accounting change			0.000			(0.771)

Net income (loss)			$(1.223)			$(2.116)

Note 1: Includes revenues for transmission, distribution, and other services.
Note 2: Includes the sale of energy to our regulated utilities to meet provider of last resort obligations.
Note 3: Reflects revenues less the cost of fuel consumed for electric generation, purchased energy and transmission, natural gas purchases, deferred power costs, and cost of goods sold.
Allegheny Energy, Inc.
Consolidated Condensed Balance Sheet
Second Quarter 2002
Preliminary and Unaudited
(In thousands)

	June 30,	December 31,
	2002	2001
ASSETS:
Current assets:
Cash and temporary cash investments	$ 82,277	$ 37,980
Other current assets	1,570,966	1,274,930
Current assets	1,653,243	1,312,910

Property, plant, and equipment	6,846,799	6,853,015

Investments and other assets	609,617	819,295

Deferred charges	2,177,495	2,182,332

Total assets	$11,287,154	$ 11,167,552

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Short-term debt	$ 903,500	$ 1,238,728
Long-term debt due within one year	390,662	353,054
Other current liabilities	1,640,346	1,458,028
Current liabilities	2,934,508	3,049,810

Long-term debt and QUIDS	3,655,903	3,200,421

Deferred credits and other liabilities	2,013,470	2,103,361

Minority interest	36,795	29,991

Stockholders' equity	2,646,478	2,783,969

Total liabilities and stockholders' equity	$11,287,154	$ 11,167,552

Allegheny Energy, Inc.
Consolidated Condensed Cash Flows from Operations
Year-to-Date June 2002
Preliminary and Unaudited
(In thousands)

	Six Months Ended
	June 30
	2002	2001

Cash flows from operations:
Consolidated income (loss) before cumulative effect of accounting change	$ 69,349	$218,621
Depreciation and amortization	152,358	141,251
Gain on sale of land	(14,314)	0
Deferred investment credit and income taxes, net	53,702	76,282
Unrealized gains on commodity contracts, net	(111,713)	(180,470)
Changes in certain assets and liabilities and other	(17,238)	(260,995)
	$132,144	$ (5,311)

Allegheny Energy, Inc.
Comparison of Second Quarter and Year-to-Date June 2002 Earnings (Loss) per Share Data Details
(In dollars per share)

		Three Months Ended						Year-to-Date
				Delivery &	Generation &	Accounting				Delivery &	Generation &	Accounting
		2002	2001	Services	Marketing	Change	Variance	2002	2001	Services	Marketing	Change	Variance
Earnings per share
Delivery and services (Note 1)		$0.258	$0.345	($0.087)			$(0.087)	$0.619	$0.852	($0.233)			$(0.233)
Generation and marketing (Note 2)		(0.515)	0.621		(1.136)		(1.136)	(0.066)	1.046		(1.112)		(1.112)
Cumulative effect of accounting change		0.000	0.000			0.000	0.000	(1.041)	(0.270)			(0.771)	(0.771)
Basic consolidated earnings (loss) per share		$(0.257)	$0.966	$ (0.087)	$ (1.136)	$ -	$(1.223)	$(0.488)	$1.628	$ (0.233)	$ (1.112)	$ (0.771)	$(2.116)

EPS Variance Reconciliation
Net revenues: (Note 3)
Delivery and services
Number of customers				$ 0.014			$ 0.014			$ 0.030			$ 0.030
Weather				0.038			0.038			(0.049)			(0.049)
Usage/cost of energy	(a)			(0.147)			(0.147)			(0.264)			(0.264)
Pennsylvania CTC true-up accrued				0.023			0.023			0.043			0.043
Unregulated services				0.018			0.018			0.049			0.049
Delivery and services				(0.054)			(0.054)			(0.191)			(0.191)
Generation and marketing (Note 2)	(b)				(0.858)		(0.858)				(0.715)		(0.715)
Net revenues				(0.054)	(0.858)	0.000	(0.912)			(0.191)	(0.715)	0.000	(0.906)

Operation expense:
Delivery and services	(c)			0.008			0.008			(0.082)			(0.082)
Generation and marketing	(d)				(0.208)		(0.208)				(0.249)		(0.249)
Operation expense				0.008	(0.208)	0.000	(0.200)			(0.082)	(0.249)	0.000	(0.331)

Other:
Depreciation and amortization				(0.008)	0.006		(0.002)			(0.018)	(0.044)		(0.062)
Taxes other than income taxes				0.032	(0.004)		0.028			(0.003)	0.001		(0.002)
Other income and expenses	(e)			(0.022)	(0.010)		(0.032)			0.099	(0.040)		0.059
Interest charges and preferred dividends	(f)			0.019	(0.047)		(0.028)			0.075	(0.131)		(0.056)
Minority interest				0.010	(0.001)		0.009			(0.002)	0.000		(0.002)
Issuance of shares				(0.012)	0.024		0.012			(0.055)	0.006		(0.049)
Change in effective income tax rate				(0.030)	(0.071)		(0.101)			0.003	0.010		0.013
All other				(0.030)	0.033		0.003			(0.059)	0.050		(0.009)
Other				(0.041)	(0.070)	0.000	(0.111)			0.040	(0.148)	0.000	(0.108)

Income before accounting change				(0.087)	(1.136)	0.000	(1.223)			(0.233)	(1.112)	0.000	(1.345)

Cumulative effect of accounting change						0.000	0.000					(0.771)	(0.771)

Net income (loss)				$ (0.087)	$ (1.136)	$ -	$(1.223)			$ (0.233)	$ (1.112)	$ (0.771)	$(2.116)

Note 1: Includes revenues for transmission, distribution, and other services.
Note 2: Includes the sale of energy to our regulated utilities to meet provider of last resort obligations.
Note 3: Reflects revenues less the cost of fuel consumed for electric generation, purchased energy and transmission, natural gas purchases, deferred power costs, and cost of goods sold.

(a) The net revenues - delivery and services - usage/cost of energy variances of $(.147) and $(.264) include the effect of increased pricing of energy purchased by delivery and services from generation and marketing to meet provider of last resort obligations.

(b) The 3ME and YTD net revenue - generation and marketing variances of $(.858) and $(.715) reflect lower net trading margins in 2002.

(c) The YTD operation expense - delivery and services variance of $(.082) reflects higher salaries and wages $(.061), outside services $(.041), and employee benefits $(.020).

(d) The 3ME and YTD operation expense - generation and marketing variances of $(.208) and $(.249) reflect $(.185) and $(.192) from write-off from cancellation of project to build 1,080 MW of generation planned for La Paz, Arizona.

(e) The YTD other income and expenses - delivery and services variance of $.099 includes $.095 related to the gain on sale of land at Canaan Valley and $(.046) related to unregulated investments determined to be impaired.

(f) The YTD interest charges and preferred dividends - generation and marketing variance of $(.131) reflects $400 million debt issued 3/2001, $550 million bridge loan issued 5/2001, and $380 million St. Joseph County loan issued 11/2001.